UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2020

CREATIVE LEARNING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52883 (Commission File Number)	20-4456503 (IRS Employer Identification No.)

P.O. Box 4502

Boise, ID 83711

(Address of principal executive office) (Zip Code)

(904) 824-3133

(Registrants’ telephone number, including area code)

701 Market Street, Suite 113

St. Augustine, FL 32095

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On February 5, 2020, the Creative Learning Corporation (the “Company”) entered into an agreement with Christopher Rego and Rod Whiton, pursuant to which Bart Mitchell resigned from the Company’s board of directors, and Christopher Rego and Rod Whiton were appointed to the Company’s board of directors. See Item 5.07 herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)       On February 5, 2020, Bart Mitchell resigned from the Company’s board of directors. Mr. Mitchell served on the board’s Executive Committee and the Compensation Committee. See Item 5.07 herein for a description of the circumstances surrounding Mr. Mitchell’s resignation.

(d)       On February 5, 2020, Christopher Rego and Rod Whiton were appointed to the Company’s board of directors. See Item 5.07 herein for a description of the circumstances surrounding Messrs. Rego and Whiton’s appointment to the Company’s board. Messrs. Rego and Whiton have not been named to any committees of the board.

In connection with Mr. Rego’s appointment, he was also named chief executive officer of BFK Franchise Company, LLC (“BFK”), a subsidiary of the Company, and will become chief executive officer at the earlier of March 31, 2020 or when the Company files its Form 10-K for the year ended September 30, 2019 and its Form 10-Q for the period ended December 31, 2019. Upon Mr. Rego’s appointment as chief executive officer, Mr. Mitchell will become the president of the Company. The Company and Mr. Rego have not determined his compensation for serving as an officer of BFK Franchise Company, LLC or the Company.

Item 5.07 Submission of Matters to a Vote of Security Holders

On or about December 6, 2019, Christopher Rego and Rod Whiton (the “Solicitors”) commenced a consent solicitation to the shareholders of the Company to approve two resolutions: (i) a resolution to remove without cause Blake Furlow, Bart Mitchell, Gary Herman and JoyAnn Kenny-Charlton from the Company’s board; and (2) a resolution to elect the Solicitors and John Simento and R. Gary Zell, II as directors to the Company’s board. On January 23, 2020, the Solicitors informed the Company that they had received consents from shareholders holding 6,828,231 shares, allegedly representing 53.98% of the Company’s outstanding shares, to approve both resolutions. The Company notified the Solicitors that it disputed the results of the solicitation with regard to the validity of certain consents and the number of outstanding shares used by the Solicitors, among other reasons, and exercised its right to review and challenge the results.

On February 5, 2020, the Company and the Solicitors entered into an agreement to settle their dispute over the consent solicitation on the following terms:

•	Bart Mitchell resigned from the board (Blake Furlow had previously resigned from the board);
•	Chris Rego and Rod Whiton were appointed to the board;
•	Chris Rego was appointed chief executive officer of BFK;
•	At the earlier of March 31, 2020, or the filing of the Company’s Form 10-K for the year ended September 30, 2019 and its Form 10-Q for the period ended December 31, 2019, Chris Rego will become chief executive officer of the Company and Bart Mitchell will become the president of the Company;
•	The Company agreed to hold an annual meeting of shareholders approximately 60 days after it files its annual report on Form 10-K for the year ended September 30, 2019, which is estimated to result in an annual meeting about April 15, 2020;
•	There will be a moratorium on compensation to the board until after the annual meeting of shareholders, except that Gary Herman will be paid $7,250 for his duties as audit committee chairperson for the second quarter of 2020;
•	The Company agreed to place Messrs. Rego and Whiton on the ballot for election at the annual meeting of shareholders;
•	The Solicitors withdrew their nominations of Messrs. Simento and Zell to the Company’s board under the consent solicitation (but for the next annual meeting of shareholders);
•	The Company agreed to pay Messrs. Rego and Whiton $10,000 as reimbursement for certain costs that they incurred in the consent solicitation;
•	Each party entered into mutual releases, and covenanted not to file claims against each other, except for any claims to enforce the agreement, any claims based upon a business relationship with the Company, any claim against the Company for indemnification, or any claim based on conduct occurring after the date of the agreement.

Separately, BFK, Christopher Rego and John Simento entered into a settlement agreement to settle a pending arbitration proceeding between them involving Messrs. Rego’s and Simento’s franchise rights in the UAE. Under the settlement agreement, the franchisees agreed to pay all costs to obtain government permits or licenses to operate the franchise in the franchise territory, BFK agreed to waive certain past franchise royalties, and BFK agreed to defer future franchise royalties until the franchisees have obtained the necessary government permits and licenses to operate the franchise in the franchise territory and to forgive all franchise royalties if the franchisees Messrs. Rego and Simento are unable to obtain the necessary government permits and licenses.

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Item 5.08 Shareholder Director Nominations

On January 27, 2020, the Company’s board of directors approved a resolution to hold an annual meeting of shareholders of the Company on April 15, 2020 in Boise, Idaho (the “Annual Meeting”). Pursuant to the Company’s bylaws, shareholder nominations of persons to be elected as directors at the Annual Meeting were due ten days after the public announcement of the Annual Meeting, or by close of business on February 6, 2020. On February 4, 2020, the Company’s board approved a resolution to extend the deadline for shareholder nominations to the close of business on February 18, 2020. The Company’s board did not waive any other requirements of the bylaws relating to shareholder nominations, such that nominations must still include the information specified in the Company’s bylaws in order to be valid.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

10.1	Settlement Agreement dated February 5, 2020 by and among Creative Learning Corporation, Bart Mitchell, Gary Herman, JoyAnn Kenny-Charlton, Christopher Rego, Rod Whiton, John Simento and R. Gary Zell, II.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE LEARNING CORPORATION

Dated: February 7, 2020	By:	/s/ Bart Mitchell
	Name:	Bart Mitchell
	Title:	Chief Executive Officer

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